Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Multi-Strategy Fund
A series of LoCorr Investment Trust

Class A: LMUAX
Class C: LMUCX
Class I: LMUSIX

Supplement dated April 2, 2015 to the Prospectus and Statement of Additional Information dated March 6, 2015.

This supplement is being filed to update the certain biographical information and to provide additional performance information for a sub-adviser to the LoCorr Multi-Strategy Fund.

Prospectus changes:

In the section “Sub-Adviser Portfolio Managers” of the Prospectus, the following replaces the biography for Eric F. Billings:

Eric F. Billings, Portfolio Manager. Mr. Billings seeded the firm’s initial capital in 2008 and officially joined the firm in January of 2009 as the Senior Managing Partner and member of the investment committee. His responsibilities include portfolio management, fundamental analysis, and risk management. Prior to joining Billings Capital Management, Mr. Billings co-founded FBR Capital Markets Corporation (“FBRC”), a publicly traded investment bank and brokerage firm. He served as co-Chairman and co- CEO with his two partners until their retirements in 2001 and 2005 at which point he became sole Chairman and CEO until his retirement in 2008. Over that time they built FBRC into one of the largest initial equity underwriters in the country, competing with brand name firms like Goldman Sachs, Morgan Stanley, JP Morgan, etc. Mr. Billings also founded Arlington Asset Management Corporation (AI), a publicly traded mortgage investment company, where he currently serves as Executive Chairman. Originally structured as a REIT, the company has paid out over $800 million in dividends since inception. In addition, Mr. Billings also founded and sole managed FBR Weston, LP, a long/short equity hedge fund from January of 1993 – September of 2005 generating significant outperformance versus the S&P 500 Total Return Index.

The following replaces and supplements the tabular information provided in the section entitled “Prior Performance of Sub-Adviser’s Similarly Managed Accounts – Prior Performance of Billings”:

The chart below shows the net annual returns for BCM Weston for the calendar years shown. BCM Weston receives a 1.5% management fee and 20% incentive compensation.  Returns for 2008 begin on February 14, 2008.

Name	2008(1)	2009	2010	2011	2012	2013	2014
BCM Weston	2.35%	19.10%	20.64%	-8.95%	15.20%	50.35%	3.42%

(1) Period from BCM Weston’s inception on February 14, 2008, to December 31, 2008.
(2) Performance results reflect audited returns for the fund from inception beginning in February 2008, and ending December 31, 2014.  The Fund charged no management fee or performance fees in 2008 and thus the returns may not be directly comparable to other years.  Post 2008 until December 31, 2013, BCM Weston’s returns are net of the 1.5% management fee and 20% incentive compensation.  In December 2014, BCM Weston implemented a 6% cumulative hard hurdle rate for the incentive compensation that was applied retroactively for the full year 2014.

The chart below shows the annualized historical performance of BCM Weston, net of fees.

For the Periods Ending 12/31/14	BCM Weston	Morningstar Global Long/Short Equity Index (2)	S&P 500 Total Return Index (1)
1 Year	3.42%	-2.50%	13.69%
3 Year	21.45%	6.82%	20.41%
5 Years	14.50%	0.23%	15.45%
Since Inception (3)	13.57%	2.72%	8.70%

(1) The S&P 500 Total Return Index consists of 500 stocks chosen for their market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance.  Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.
(2) The Morningstar Global Long/Short Equity Index consists of funds with exposure to long and short positions in global equities or derivatives and is equally weighted.
(3) The inception date for BCM Weston was February 14, 2008.

The chart below shows the gross annual returns for BCM Weston for the calendar years shown. The returns for 2008 begin on February 14.

Name	2008(1)	2009	2010	2011	2012	2013	2014
BCM Weston	2.35%	25.71%	27.67%	-7.56%	18.28%	65.30%	4.98%

(1) Period from BCM Weston’s inception on February 14, 2008, to December 31, 2008.
(2) Performance results reflect audited returns for the fund from inception beginning in February 2008, and ending December 31, 2014.  The Fund charged no management fee or performance fees in 2008 and thus the returns may not be directly comparable to other years.

Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

The chart below shows the annualized historical performance of BCM Weston, gross of fees.

For the Periods Ending 12/31/14	BCM Weston	Morningstar Global Long/Short Equity Index (2)	S&P 500 Total Return Index (1)
1 Year	4.98%	-2.50%	13.69%
3 Year	27.09%	6.82%	20.41%
5 Years	19.36%	0.23%	15.45%
Since Inception (3)	17.98%	2.72%	8.70%

(1) The S&P 500 Total Return Index consists of 500 stocks chosen for their market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance.  Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.
(2) The Morningstar Global Long/Short Equity Index consists of funds with exposure to long and short positions in global equities or derivatives and is equally weighted.
(3) The inception date for BCM Weston was February 14, 2008.

Statement of Additional Information changes

The following replaces the first paragraph in the section titled “Investment Sub-Advisers”.

The Adviser has engaged Billings Capital Management, LLC, located at 1001 Nineteenth Street North, Suite 1950, Arlington, VA, 22209, to serve as a Sub-Adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions.  The Adviser pays to this sub-adviser as compensation a monthly fee at an annual rate equal to 1.70% of the first $50 million of the average daily net asset value of the sub-advised assets, plus 1.50% of the next $50 million of the average daily net asset value of the sub-advised assets plus 1.30% of the average daily net asset value of the sub-advised assets over $100 million. The sub-adviser is paid by the Adviser not the Fund.  The sub-adviser has over five years of experience managing equity assets for high net-worth individuals and institutional clients such as the Fund.  As of December 31, 2014, it had approximately $96 million in net assets under management.  Eric F. Billings, Eric P. Billings, Thomas P. Billings and Scott P. Billings are deemed to jointly control the adviser because they each own at least 25% of its interests.

In the sub-section under Porfolio Managers titled “Total Other Accounts Managed”, the following information is being updated:

Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Robert Maltbie, Jr.	1	$50.0 million	1	$3.0 million	15	$8.0 million
Gregory P. Garner	1	$50.0 million	1	$3.0 million	15	$8.0 million
Thomas P. Billings	2	$21.2 million	2	$96.6 million	0	$0
Scott P. Billings	2	$21.2 million	2	$96.6 million	0	$0
Eric P. Billings	2	$21.2 million	2	$96.6 million	0	$0
Eric F. Billings	2	$21.2 million	2	$96.6 million	1	3.8 billion
Steve C. Carhart	1	$109.0 million	0	$0	108	$39.0 million

Portion of Total Other Accounts Managed Subject to Performance Fees

Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Robert Maltbie, Jr.	1	$3.0 million	1	$3.0 million	0	$0
Gregory P. Garner	0	$0	1	$1.8 million	0	$0
Thomas P. Billings	0	$0	1	$74.7 million	0	$0
Scott P. Billings	0	$0	1	$74.7 million	0	$0
Eric P. Billings	0	$0	1	$74.7 million	0	$0
Eric F. Billings	0	$0	1	$74.7 million	0	$0
Steve C. Carhart	0	$0	1	$0	0	$0

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You should read this Supplement in conjunction with the Prospectus dated March 6, 2015.  The Prospectus provides information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  The Prospectus is available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.